EXHIBIT 21.1

SUBSIDIARIES

William Lyon Homes, Inc.

State of Incorporation: California

Presley Homes

State of Incorporation: California

California Equity Funding, Inc.

State of Incorporation: California

Presley CMR, Inc.

State of Incorporation: California

Duxford Financial, Inc.

State of Incorporation: California

William Lyon Southwest, Inc.

State of Incorporation: Arizona

PH-LP Ventures

State of Incorporation: California

PH-Rielly Ventures

State of Incorporation: California

Duxford Title Reinsurance Company

State of Incorporation: Vermont

Sycamore CC, Inc.

State of Incorporation: California

Cerro Plata Associates, LLC

State of Organization: Delaware

St. Helena Westminster Estates, LLC

State of Organization: Delaware

Laurel Creek Associates, LLC

State of Organization: Delaware

Stonebriar L.P.

State of Organization: California

Reston Associates, LLC

State of Organization: Delaware

Henry Ranch, LLC

State of Organization: Delaware

Otay R-29, LLC

State of Organization: Delaware

4S Lot 12, LLC

State of Organization: Delaware

Bayport Mortgage, L.P.

State of Organization: California

OX I Oxnard, L.P.

State of Organization: California

OX II Oxnard, L.P.

State of Organization: Delaware

4S Lots 2 & 8, LLC

State of Organization: Delaware

Silver Creek Preserve

State of Incorporation: California

California Pacific Mortgage, L.P.

State of Organization: California

Duxford Escrow, Inc.

State of Incorporation: California

Valencia Partners, L.P.

State of Organization: Delaware

Brentwood Legends, L.P.

State of Organization: Delaware

Hercules Overlook, L.P.

State of Organization: Delaware

Valencia II Associates, LLC

State of Organization: Delaware

Lyon Morgan Creek, L.P.

State of Organization: Delaware

Lyon Harada, L.P.

State of Organization: California

242 Cerro Plata, LLC

State of Organization: Delaware

Lyon East Garrison Company I, LLC

State of Organization: California

East Garrison Partners I, LLC

State of Organization: California

Lyon Waterfront, LLC

State of Organization: Delaware

WLH Enterprises

State of Organization: California

Chino Reserve 89, LLC

State of Organization: Delaware

Montecito Ranch-Corona, L.P.

State of Organization: California

Lyon Montecito, LLC

State of Organization: California

Spectrum 90 Investors, LLC

State of Organization: Delaware

4S Ranch Planning Area 38, LLC

State of Organization: Delaware

San Miguel Village, LLC

State of Organization: Delaware

Lyon Treviso, LLC

State of Organization: Delaware

Covenant Hills P-30A, LLC

State of Organization: Delaware

Covenant Hills P30B, LLC

State of Organization: Delaware

The Ranch Golf Club, LLC

State of Organization: California

Nobar Water Company

State of Incorporation: California

Whitney Ranch Village 5, LLC

State of Organization: Delaware

Laguna Big Horn, LLC

State of Organization: Delaware

PLC/Lyon Waterfront Residential, LLC

State of Organization: Delaware

Luke Preservation Trust, LLC

State of Organization: Arizona

Queen Creek Joint Venture, LLC

State of Organization: Arizona

Circle G at the Church Farm North Joint Venture, LLC

State of Organization: Arizona

WLH/WB Rainbow Valley Properties JV, LLC

State of Organization: Arizona

Lyon Vista Del Mar 533, LLC

State of Organization: Delaware

Mountain Falls, LLC

State of Organization: Nevada

Tustin Villas Partners, LLC

State of Organization: Delaware

Marble Mountain Partners, LLC

State of Organization: Delaware

Tustin Vistas Partners, LLC

State of Organization: Delaware

Moffet Meadows Partners, LLC

State of Organization: Delaware

Duxford Insurance, LLC

State of Organization: California

Mountain Falls Golf Course, LLC

State of Organization: Nevada

Other names under which William Lyon Homes conducts business:

William Lyon Homes-Southern California Coastal Region

William Lyon Homes-Northern California Region

William Lyon Homes-Inland Empire California Region

William Lyon Homes-Arizona Region

William Lyon Homes-Nevada Region

Horsethief Canyon Partners